UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 10, 2010
FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

401 North 31st Street, Billings, MT	59116

(Address of principal executive offices)	(Zip Code)
(406) 255-5390

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     First Interstate BancSystem, Inc. (the “Registrant”) is filing this Current Report on Form 8-K/A as Amendment No.1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission on March 8, 2010 solely to correct a numerical error in the Articles of Amendment to the Amended and Restated Articles of Incorporation that were filed as Exhibit 3.1 to the Form 8-K.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On March 8, 2010, the Registrant filed the Form 8-K to report the approval and subsequent filing of Amended and Restated Articles of Incorporation that amended its existing Restated Articles of Incorporation in the ways disclosed in the Form 8-K. The Amended and Restated Articles of Incorporation contained an incorrect statement of the number of shares outstanding and the number of shares entitled to be cast at the Special Meeting of Shareholders that was duly held on March 5, 2010. The Amended and Restated Articles of Incorporation filed as Exhibit 3.1 herein, contain the correct number of shares outstanding and the correct number of shares duly entitled to vote.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
3.1	Amended and Restated Articles of Incorporation dated March 5, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 10, 2010

FIRST INTERSTATE BANCSYSTEM, INC.
By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer